EXHIBIT 99.1

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON                     , 2005, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

NOVELIS INC.
3399 Peachtree Road, N.E., Suite 1500
Atlanta, Georgia 30326
LETTER OF TRANSMITTAL
To Exchange
7 1/4% Senior Notes due 2015
Exchange Agent:
THE BANK OF NEW YORK TRUST COMPANY, N.A.

To: The Bank of New York Trust Company, N.A.

By Facsimile (Eligible Institutions Only): (212) 298-1915 Attention: Randolph Holder Confirm by telephone to: (212) 815-5098	By mail/hand delivery/overnight delivery: Corporate Trust Operations Reorganization Unit 101 Barclay Street 7 East New York, NY 10286 Attention: Randolph Holder
Delivery of this instrument to an address, or transmission of this instrument via facsimile, other than as set forth above does not constitute a valid delivery.

      The undersigned acknowledges receipt of the Prospectus dated                     , 2005 (the “Prospectus”) of Novelis Inc., a corporation organized under the laws of Canada (the “Issuer”), and this Letter of Transmittal (this “Letter”) for the Issuer’s 7 1/4% Senior Notes due 2015 (the “Old Notes”) which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of its newly issued 7 1/4% Senior Notes due 2015 (the “Exchange Notes”) for each $1,000 in principal amount of its outstanding Old Notes that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).
      The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.
      All holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”), confirm such book-entry transfer (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer-How to Use the Guaranteed Delivery Procedures if You Will Not Have Enough Time to Send All Documents to Us” in the Prospectus. (See Instruction 1).
      Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made on the exchange date. The initial exchange date will be the first business day following the Expiration Date. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer has given written notice thereof to the Exchange Agent. The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Investor Relations, Novelis Inc., 3399 Peachtree Road, NE, Suite 1500, Atlanta, Georgia 30326, (404) 814-4200.
PLEASE READ THIS ENTIRE LETTER, INCLUDING THE INSTRUCTIONS CAREFULLY BEFORE CHECKING ANY BOX BELOW.
      Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus. List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix that schedule to this Letter.

BOX 1

TO BE COMPLETED BY ALL TENDERING HOLDERS

	Certificate	Aggregate Principal	Principal Amount of Old
Name(s) and Address(es) of	Number(s)(1)	Amount of Old Notes	Notes Tendered if less
Registered Holder(s)			than all(2)
(Please fill in if blank)

Total

1.	Need not be completed if Old Notes are being tendered by book-entry.

2.	Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

      The Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[ ]	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

[ ]	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution which Guaranteed Delivery:

[ ]	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER(S) SET FORTH ABOVE.

[ ]	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone Number:

Ladies and Gentlemen:
      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered. The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes; (b) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Old Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
      The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the Exchange Notes and that the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby. The undersigned agrees that acceptance of any tendered Old Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances).
      The undersigned hereby further represents to the Issuer that (i) the Exchange Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the Exchange Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is engaging or intends to engage in the distribution of the Exchange Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iii) the undersigned and each person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any broker-dealer or any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the Morgan Stanley & Co. Incorporated no-action letter (available June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling (dated July 2, 1993), or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement and (v) neither the undersigned nor any person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

      All authority conferred or agreed to be conferred by this Letter shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned’s heirs, personal representatives, successors, assigns, executors and administrators. Tenders may be withdrawn only in connection with the procedures set forth in the Instructions contained in this Letter. Except as otherwise stated in the Prospectus, this tender is irrevocable. Unless otherwise indicated under “Special Delivery Instructions” in Box 4 below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Old Notes not tendered but represented by a certificate also encompassing Old Notes which are tendered) to the undersigned at the address set forth in Box 1.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
BOX 2
PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
      This box must be signed by registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, attorney-in-fact, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

X

X

(Signature(s) of Owner(s) or Authorized Signatory)

Date: ------------------------------ , 2005

Name(s)

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone No.:

Taxpayer Identification Number or Social Security Number:

SIGNATURE GUARANTEE
(See Instruction 3 Below)
(certain signatures must be guaranteed by an eligible institution)

(Name of Eligible Institution Guaranteeing Signatures)

Address (Including Zip Code)

Telephone Number (Including Area Code) of Firm:

(Authorized Signature) ------------------------------------------------------------ (Title) ------------------------------------------------------------ (Print Name)

Date: ---------------------------------------, 2005

BOX 3
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if certificates for Old Notes in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer facility other than the account indicated above.

Issue and deliver:

(Check appropriate boxes)

[ ] Old Notes not tendered

[ ] Exchange Notes, to:

(Please Print)

Name:

Address:

Please complete the Substitute Form W-9 below.

Tax I.D. or Social Security Number:

BOX 4
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if the Exchange Notes and/or any Old Notes that are not tendered are to be sent to someone other than the registered holder of the Old Notes whose signature appears in Box 2, or to such registered holder at an address other than that shown in Box 2.

Mail:

(Check appropriate boxes)

[ ] Old Notes not tendered

[ ] Exchange Notes, to:

(Please Print)

Name:

Address:

Please complete the Substitute Form W-9 below.

Tax I.D. or Social Security Number:

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER
      1. Delivery of this Letter and Certificates. Certificates for Old Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Old Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.
      If tendered Old Notes are registered in the name of the signer of this Letter and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder and delivered to the registered holder’s address as set forth in Box 2 or if the Old Notes are tendered for the account of an Eligible Institution (as defined below), the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an “Eligible Institution”) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act.
      Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes should contact such holder promptly and instruct such holder to tender Old Notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such Old Notes himself or herself, such beneficial owner must, prior to completing and executing this Letter and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.
      Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Old Notes and the principal amount of Old Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Old Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption “The Exchange Offer-How to Use the Guaranteed Delivery Procedures if You Will Not Have Enough Time to Send All Documents to Us.” The method of delivery of Old Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.
      A tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed Letter accompanied by the Old Notes (or a timely Book-Entry Confirmation)

is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery or letter or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of this Letter (and any other required documents) and the tendered Old Notes (or a timely Book-Entry Confirmation).
      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer, in its sole discretion, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer or its counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this Letter and the instructions thereto) will be final and binding.
      Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.
      2. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Old Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Notes not tendered will be sent to the holder, unless otherwise provided in Box 4, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered (or, in the case of Old Notes tendered by book-entry transfer, such non-exchanged Old Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).
      If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address or facsimile number set forth in the back cover of the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in this Letter as having tendered Old Notes to be withdrawn, the certificate numbers of Old Notes to be withdrawn, the principal amount of Old Notes to be withdrawn, a statement that such holder is withdrawing his election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by evidence satisfactory to the Issuer that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.
      3. Signatures on this Letter; Assignments; Guarantee of Signatures. If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever.
      If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.
      If this Letter is signed by the holder of record and (i) the entire principal amount of the holder’s Old Notes are tendered; and/or (ii) untendered Old Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

      If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.
      Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the Box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Institution. If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.
      4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 3 or 4, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.
      5. Tax Identification Number. Federal income tax law requires that a holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number (“TIN”), which, in the case of the holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding on all reportable payments made after the exchange. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.
      Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 28%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the “Substitute Form W-9” referred to below, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report. For more information, including information regarding Non-U.S. Holders, see “Important Tax Information” below.
      6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.
      7. Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.
      8. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.
      9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.
IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION
      Under U.S. federal income tax law, a U.S. Holder who tenders Old Notes is required to provide the Exchange Agent with such U.S. Holder’s current taxpayer identification number, or TIN, on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such U.S. Holder is an individual, the TIN is his or her Social Security Number. If the Exchange Agent is not provided with the correct TIN, the U.S. Holder or other payee may be subject to a U.S.$50 penalty imposed by the Internal Revenue Service. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.
      You are a U.S. Holder if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.
      Certain U.S. holders are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      In general, non-U.S. Holders also qualify as exempt recipients. To establish the exemption, a non-U.S. Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN (or other appropriate Form W-8) signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN (or other appropriate Form W-8) can be obtained from the Exchange Agent. If you are a non-U.S. Holder and you are the beneficial owner of the Old Notes tendered, you generally should furnish Internal Revenue Service Form W-8BEN. You must provide the information requested in Part I of the form and must date and sign the form under penalties of perjury in part IV of the form. You are not required, however, to provide the information requested in lines 6, 7 and 8 of part I of the Form W-8BEN. If you are a non-U.S. Holder and you are a partnership or other fiscally transparent entity, you should generally furnish Internal Revenue Service Form W-8IMY. If you are a non-U.S. Holder and you hold the Old Notes in connection with a trade or business within the United States, you should generally furnish Internal Revenue Service Form W-8ECI. If you hold your Old Notes in connection with a trade or business within the United States, but you are eligible for an exemption from United States taxation in respect of the exchange of the Old Notes under the provisions of an applicable tax treaty, however, you must furnish Form W-8BEN and must, in addition to the information described above, provide your TIN in line 6 of part I of Form W-8BEN and the information requested in part II of the form.
      Purpose of Substitute Form W-9 and Form W-8. To prevent backup withholding with respect to the exchange of the Old Notes tendered, a U.S. Holder is required to notify the Exchange Agent of the U.S. Holder’s current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such U.S. Holder is awaiting a TIN) and that (a) the U.S. Holder has not been notified by the Internal Revenue Service that the U.S. Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. Holder that the U.S. Holder is no longer subject to backup withholding.
      A non-U.S. Holder is required to furnish the appropriate Form W-8 to avoid backup withholding and information reporting. The appropriate Form W-8 can be obtained from the Exchange Agent.
      What Number to Give the Exchange Agent. The U.S. Holder is required to give the Exchange Agent the TIN (e.g., Social Security Number or Employer Identification Number) of the registered owner of the Old Notes. If the Old Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
      Backup withholding is not an additional tax. Amounts withheld are creditable against the shareholder’s regular United States federal income tax liability, and any amount overwithheld generally will be refundable to the shareholder if the shareholder properly files a United States federal income tax return.

THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. If you are a U.S. Holder, please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

Substitute Form W-9
Department of the Treasury International Revenue Service
Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status: ☐ Individual/ Sole proprietor☐ Corporation☐ Partnership☐ Other	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, State, and ZIP code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certification of Awaiting Taxpayer Identification Number” below and see Instruction 5 below.	Social Security Number OR Employer Identification Number

Part II Certification

Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here Signature of U.S. person Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% IN RESPECT OF THE EXCHANGE OF OLD NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS AND SEE THE INSTRUCTIONS ABOVE.
COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign
Here	Signature of U.S. person	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Specific Instructions
Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
      If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
      Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
      Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
      Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
      Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.)
Exempt From Backup Withholding
      If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.
      Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
      Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
      Exempt payees. Backup withholding is not required on any payments made to the following payees:
      1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
      2. The United States or any of its agencies or instrumentalities,
      3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
      4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
      5. An international organization or any of its agencies or instrumentalities.
      6. A corporation,
      7. A foreign central bank of issue,
      8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
      9. A futures commission merchant registered with the Commodity Futures Trading Commission,
      10. A real estate investment trust,
      11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
      12. A common trust fund operated by a bank under section 584(a), and
      13. A financial institution.

      Part I–Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line.
      If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.
      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
      If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or EIN, if you have one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.
Note: See the chart on this page for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.
      If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing “Applied For” means that you have already applied for a Tin orthat you intend to apply for one soon.
Part II–Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
      For a joint account, only the person whose TIN is shown in Part I should sign (when required).
      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. The authority to disclose information to combat terrorism expired on December 31, 2003. Legislation is pending that would reinstate this authority.
      You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

What Name and Number To Give the Requestor

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:	Give name and EIN of:

6. Sole proprietorship or single-owner LLC	The owner(3)
7. A valid trust, estate, or pension trust	Legal entity(4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.